Tingo foods PLC purchase price allocation (Tables)	3 Months Ended
Mar. 31, 2023
Tingo Foods PLC Purchase Price Allocation [Abstract]
Schedule of summarizes the estimates of the fair value of assets
Total Merger consideration (1)	$204,000
Total purchase consideration	$204,000
Less:
Net working capital	$42,077
Property and equipment	12,235
Intangible – Customer Relationships	125,677
Intangible – trade names and trade marks	22,097
Deferred tax liability (2)	(44,332)
$157,754
Goodwill (3)	$46,246

(1)	The $204,000 value of the Merger Consideration transferred as promissory note (“Promissory Note”). The Promissory Note is for a term of two years with an interest rate of 5% per annum. The interest rate on the Promissory Note is reasonably reflective of a market-participant rate. MICT Fintech agreed to certain covenants in connection with the Promissory Note, including with regard to its ability to incur additional debt or create additional liens. The Acquisition will not result in any new issuance of shares of the Company’s common stock, nor of any instruments convertible into shares of the Company’s common stock.

(2)	Represents the income tax effect of the difference between the accounting and income tax bases of the identified intangible assets, using an assumed statutory income tax rate of 30%.

(3)

The goodwill is not deductible for tax purposes.

During the measurement period, which is up to one year from the date of the Acquisition (the “Acquisition Date”), we may adjust provisional amounts that were recognized at the acquisition date to reflect new information obtained about facts and circumstances that existed as of the Acquisition Date.

Schedule of revenues and net profit
(USD in thousands)	Three months ended March 31, 2023
Revenues	$885,009

Net profit	$179,629